UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2020 (April 2, 2020)

Tailored Brands, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas 77072 (Address of Principal Executive Offices, including Zip Code)

281-776-7000
(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed by Tailored Brands, Inc. (the “Company”) in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 31, 2020 (the “Prior 8-K”), the Board of Directors of the Company, on March 30, 2020, declared a dividend of one preferred share purchase right (a “Right”), payable on April 9, 2020, for each share of common stock, par value $0.01 per share, of the Company outstanding on April 9, 2020 to the shareholders of record on that date. As described in the Prior 8-K, (i) in connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of March 30, 2020, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent, a copy of which (including exhibits) was filed as Exhibit 4.1 to the Prior 8-K, and (ii) each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a price of $15.00 per one one-thousandth of a Preferred Share represented by a Right, subject to adjustment. In connection with the adoption of the Rights Agreement, the Company filed a Statement of Designations of Series A Preferred Stock (the “Statement of Designations”) with the Secretary of State of the State of Texas. The Statement of Designations was accepted by the Secretary of State of the State of Texas on April 2, 2020. A copy of the Statement of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Statement of Designations of Series A Preferred Stock of Tailored Brands, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILORED BRANDS, INC.

Date: April 7, 2020	By:	/s/ Dinesh Lathi
	Name:	Dinesh Lathi
	Title:	President & Chief Executive Officer